SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) NOVEMBER 26, 1996


                             INFOSAFE SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE

                 (State or other jurisdiction of incorporation)


     0-25362                                             13-3645702
(Commission File Number)                      (IRS Employer Identification No.)


                     342 MADISON AVENUE, NEW YORK, NY 10173
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code   (212) 867-7200

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


H:\DOCS\BTPM_NY_\199\0060345.01

ITEM 5.  OTHER ITEMS

         On November 26, 1996, Arthur R. Medici was appointed President and Chief Executive Officer of Infosafe Systems, Inc. (the "Company"), replacing Thomas H. Lipscomb, who served as President and Chief Executive Officer of the Company from its inception in January 1992. Also on November 26, 1996, Mr. Lipscomb was appointed Chairman of the Company. The related news release is attached hereto as Exhibit 20 and the text of the release is incorporated by reference herein. Mr. Medici has entered into a three-year Employment Agreement with the Company providing for him to receive a base annual salary of $175,000 through July 31, 1997, $200,000 through July 31, 1998 and $225,000 through November 25, 1999.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      Exhibits.

                  The following exhibits are filed with this report on Form 8-K:

                  10.9 Employment Agreement between Arthur R. Medici and the Company dated November 26, 1996

                  20.   News Release dated December 4, 1996.

H:\DOCS\BTPM_NY_\199\0060345.01
                                       -2-

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  INFOSAFE SYSTEMS, INC.


                                                  By: /s/ Thomas H. Lipscomb
                                                      -------------------------
                                                      Thomas H. Lipscomb,
                                                      Chairman of the Board


Date:  December 5, 1996







H:\DOCS\BTPM_NY_\199\0060345.01
                                       -3-

                                  EXHIBIT INDEX



Exhibit                                                                Page
No.                       DESCRIPTION                                   No.
-------                   -----------                                  -----



 10.9   Employment Agreement between Arthur R. Medici and the
          Company dated November 26, 1996.........................

 20.    News Release dated December 4, 1996.......................


H:\DOCS\BTPM_NY_\199\0060345.01
                                       -4-